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                                                                  EXHIBIT 10.34

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of September 7, 2005, by and among OpenTV Corp., a company organized under the laws of the British Virgin Islands ("OpenTV"), CAM Systems, L.L.C., a Delaware limited liability company ("CAMS"), and StarNet, L.P., a Pennsylvania limited partnership ("StarNet," and together with CAMS, the "Initial Holders").

            WHEREAS, OpenTV and the Initial Holders are parties to an Asset Purchase Agreement, dated September 7, 2005 (the "Asset Purchase Agreement"), pursuant to which OpenTV will acquire certain assets of the Initial Holders in exchange for cash and Class A Ordinary Shares of OpenTV as set forth in the Asset Purchase Agreement; and

            WHEREAS, the Asset Purchase Agreement contemplates that OpenTV will enter into this Agreement with the Initial Holders to provide them with certain registration rights with respect to the Class A Ordinary Shares of OpenTV to be issued to the Initial Holders in accordance with the Asset Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

            Section 1.01. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Asset Purchase Agreement. The following terms, as used herein, have the following meanings:

            "Affiliate" means with respect to any specified Person, an "affiliate," as defined in Rule 144, of such Person.

            "Class A Ordinary Shares" means the Class A Ordinary Shares, no par value, of OpenTV, or if applicable, the class of common stock or ordinary shares of OpenTV into which the Class A Ordinary Shares of OpenTV may be converted by reason of any reclassification, recapitalization, split-up, stock combination, domestication transaction, exchange of shares, readjustment or otherwise.

            "Commission" means the Securities and Exchange Commission.

            "Demand Notice" has the meaning set forth in Section 2.01(a).

            "Demand Registration" has the meaning set forth in Section 2.01(a).

            "Disclosure Condition" has the meaning set forth in Section 2.01(d).

            "Effective Date" has the meaning set forth in Section 2.01(b).

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            "Effectiveness Period" has the meaning set forth in Section 2.01(b).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Holder" means each of the Initial Holders and each of their respective Permitted Transferees who agree to be bound by the provisions of this Agreement in accordance with Section 2.05.

            "Indemnified Party" has the meaning set forth in Section 3.03.

            "Indemnifying Party" has the meaning set forth in Section 3.03.

            "OpenTV Class A Share Value" as of any date means the last sale price (or, if no sale price is reported on such day, the average of the quoted high bid and low ask prices on such day) of a Class A Ordinary Share on the Nasdaq Stock Market (or, if Class A Ordinary Shares are not traded on the Nasdaq Stock Market, such other securities exchange or national market system on which such shares are traded).

            "Permitted Transferee" shall have the meaning set forth in Section 2.05.

            "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority or other entity.

            "Piggyback Registration" has the meaning set forth in Section
2.02(a).

            "Prospectus" means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

            "Public Offering" means any public offering of Registrable Securities pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-8 or S-4, or any successor or similar forms.

            "Registrable Securities" means the Class A Ordinary Shares issued to the Initial Holders pursuant to the Asset Purchase Agreement, and any other Class A Ordinary Shares issued to the Initial Holders in respect of such shares, including by way of a stock split or stock dividend, in connection with a recapitalization or a merger, consolidation or other reorganization, or pursuant to a distribution; provided that such securities shall cease to be Registrable Securities if and when (i) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) are met, (iii) such shares are no longer held by the Initial Holders or any of their respective Permitted Transferees, (iv) such securities may be sold pursuant to Rule 144(k) or otherwise in the public market without being registered pursuant to the Securities Act or (v) such

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securities shall have ceased to be outstanding; provided that any such securities that have ceased to be Registrable Securities pursuant to clauses
(i), (ii) or (iii) above cannot thereafter become Registrable Securities, and securities that are issued or distributed following the date of such sale or other transfer specified in clauses (i), (ii) or (iii) above by way of dividends in respect of such securities that have ceased to be Registrable Securities shall not be Registrable Securities.

            "Registration Expenses" means all (i) registration, qualification and filing fees with the Commission and other regulatory agencies or organizations, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) fees and disbursements of counsel for OpenTV, (v) customary fees and expenses for independent certified public accountants retained by OpenTV (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), and (vi) fees and expenses of listing the Registrable Securities on a securities exchange; but shall not include any underwriting fees or discounts or commissions attributable to the sale of Registrable Securities or any fees or expenses of counsel for any Initial Holders or any Permitted Transferee.

            "Registration Notice" has the meaning set forth in Section 2.01(a).

            "Registration Statement" means any Registration Statement of OpenTV under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, any preliminary prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by references or deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 under the Securities Act including any successor statute.

            "Securities Act" means the Securities Act of 1933, as amended.

                                   ARTICLE 2

                              REGISTRATION RIGHTS

            Section 2.01. Demand Registration.

            (a) Requests for Registration. Subject to the conditions set forth in this Agreement, each Initial Holder (and its Permitted Transferees) shall have the right, exercisable by written notice delivered to OpenTV (a "Demand Notice"), to require OpenTV to register Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), provided that all, and not less than all, of the outstanding Registrable Securities held beneficially or of record by the demanding party are registered pursuant to the Demand Registration and any of the demanding party's Permitted Transferees (or if the demanding party is a Permitted Transferee, all Registrable Securities of such Permitted Transferee and the Initial Holder or Initial Holders from whom such Registrable Securities were transferred). Within ten (10) days after receipt of a Demand Notice, OpenTV shall provide written notice thereof (the "Registration Notice") to all other Holders and shall include in any Demand Registration required under this Section 2.01 all Registrable Securities with respect to which OpenTV

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receives written requests for inclusion therein within ten (10) days after such
Registration Notice is given to the applicable Holder.

            (b) Filing and Effectiveness. Subject to Sections 2.01(c) and 2.01(d), OpenTV shall file a Registration Statement relating to any Demand Registration as promptly as practicable (but in any event within 90 days after receipt of the Demand Notice in the case of a registration made on Form S-1, or a comparable successor form, as applicable, or 30 days after receipt of the Demand Notice in the case of any registration eligible to be made on Form S-3, or a comparable successor form, as applicable) following the date on which the Registration Notice is required to be given, and will use its reasonable efforts to cause the same to be declared effective by the Commission as soon as practicable thereafter (the date such Registration Statement is declared effective being hereinafter referred to as the "Effective Date"). Subject to
Section 2.01(d), OpenTV shall use reasonable best efforts to cause any Registration Statement relating to any Demand Registration to remain effective until the sooner to occur of the sale of all of the Registrable Securities covered by such Registration Statement or the 180th day following the Effective Date of such Registration Statement (such period being the "Effectiveness Period").

            (c) Limitations on Demand Registration. Notwithstanding anything to the contrary in any other provision of this Agreement, OpenTV will not be required to effect a Demand Registration pursuant to this Section 2.01:

            (i) prior to one hundred eighty (180) days following the Closing
      Date;

            (ii) if, on the date it receives any Demand Notice, OpenTV had previously filed with the Commission a Registration Statement pursuant to this Section 2.01, and is not then eligible to register Registrable Securities pursuant to such Demand Notice on Form S-3 or a comparable successor form; or

            (iii) if OpenTV has previously filed two (2) Registration Statements pursuant to this Section 2.01.

            (d) Blackout Periods. With respect to any Registration Statement filed or to be filed pursuant to this Section 2.01, if OpenTV shall determine, in its good faith judgment, that to maintain the effectiveness of such Registration Statement (or, if no Registration Statement has yet been filed, to file such a Registration Statement) would (i) interfere with or adversely affect any financing, acquisition, corporate reorganization or other material transaction or development involving OpenTV or any of its Affiliates, or (ii) require OpenTV to disclose matters that otherwise would not be required to be disclosed at such time (each, a "Disclosure Condition"), OpenTV may, for a period of not more than 120 days from the date of such determination, require the suspension by each Holder of the distribution of any Registrable Securities (or, if no Registration Statement has yet been filed, delay the filing thereof) by giving notice to each Holder; provided, however, that no single suspension shall extend for more than 120 days without the written consent of the affected Holder(s), nor may the aggregate number of days in which the Holders are subject to a suspension during any period of 12 consecutive months exceed 150 days. Any such notice of suspension or delay need not specify the reasons for such suspension or delay if OpenTV determines, in its good faith judgment, that doing so could

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interfere with or adversely affect any such transaction or result in a
Disclosure Condition. In the event that such notice is given, then until OpenTV has determined, in its good faith judgment, that such registration and offering would no longer result in a Disclosure Condition and has given notice thereof to each Holder, OpenTV's obligations under Section 2.01(b) will be suspended. In the event of a suspension pursuant to this Section 2.01(d), the Effectiveness Period of such Registration Statement shall be extended for a number of days equal to the total number of days for which the distribution of Registrable Securities included in such Registration Statement by the Holder has been suspended under this Section 2.01(d).

            (e) Plan of Distribution. Each Holder of Registrable Securities included in any Registration Statement filed pursuant to this Section 2.01 shall be named as a selling stockholder in such Registration Statement and related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law under ordinary circumstances. The "Plan of Distribution" section of the Registration Statement and prospectus shall be substantially in the form of Annex A hereto (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement). Notwithstanding the foregoing, if the Holders who hold a majority in interest of the Registrable Securities elect to have the distribution of Registrable Securities pursuant to any Demand Registration be an underwritten offering, OpenTV shall have the right to select a managing underwriter or co-managing underwriters of national standing to administer the offering, which underwriters shall be reasonably satisfactory to the Holders. If the Holders do not elect to pursue an underwritten offering as contemplated in the previous sentence, OpenTV may, in its sole discretion, elect that the distribution be in the form of an underwritten Public Offering, in which event OpenTV shall have the right to select the managing underwriter or co-managing underwriters for such Public Offering, which underwriters shall be reasonably acceptable to the Initial Holders.

            (f) OpenTV's Right to Purchase. Notwithstanding anything to the contrary contained herein, in the event OpenTV is required to file a Registration Statement pursuant to a Demand Notice and all other Holders are properly notified of such Demand Notice by OpenTV in accordance with Section 2.01(a), OpenTV shall have the option, in lieu of effecting any registration hereunder, of purchasing or causing one or more of its designees to purchase all of the Registrable Securities otherwise required to be included in such Registration Statement, and in lieu of including any portion of such Registrable Securities in a Registration Statement, of purchasing or causing the purchase of such portion of Registrable Securities, in each case, at a per share price equal to the OpenTV Class A Share Value thereof (reduced by an amount per share equal to the anticipated underwriter or brokerage discounts and commissions (or other items constituting compensation to the anticipated underwriter, agent or broker-dealer), if any, upon such registered offering and any other expenses that would be payable by a Holder pursuant to Section 2.04) on the date on which the Demand Notice has been given to OpenTV. Notice of OpenTV's election to exercise its option hereunder shall be furnished in writing by OpenTV to each Holder whose Registrable Securities were to be included in the Demand

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Registration within five Business Days after the expiration of the ten-day period in which each Holder shall have the right to notify OpenTV that such Holder elects to participate in Demand Registration. Payment for any Registrable Securities purchased by OpenTV hereunder shall be made to each Holder whose Registrable Securities were to be included in the Demand Registration in immediately available funds on a Business Day to be determined by OpenTV within 20 days of the date such Holder receives notice from OpenTV of OpenTV's decision to exercise the option provided for in this Section 2.01(f). Upon any such sale, each such Holder shall be deemed to have made the same representations and warranties concerning its title to and ownership of its Registrable Securities that are being so purchased and such Holder's power and authority to effect such sale as would customarily be made by a selling stockholder to an underwriter in an underwriting agreement with respect to a secondary distribution.

            Section 2.02. Piggyback Registration.

            (a) Right to Piggyback. At any time until the earlier of (i) the second anniversary of the latest date that any shares of Series A Common Stock are issued to any or all of the Initial Holders pursuant to Section 2.5 of the Asset Purchase Agreement, and (ii) the earliest date which a Holder may publicly sell all of such Holder's Registrable Securities without restriction pursuant to Rule 144, each time OpenTV proposes to register under the Securities Act Class A Ordinary Shares in a transaction for cash (other than in connection with a dividend reinvestment, employee benefit, stock option or similar plan; an offering of rights, warrants or securities directly or indirectly convertible into or exchangeable or exercisable for Class A Ordinary Shares; a transaction registered on Form S-4; or a registration solely for the account of OpenTV pursuant to Rule 415 under the Securities Act), OpenTV shall give each Holder holding Registrable Securities written notice of such proposed filing at least fifteen (15) days before the anticipated filing date. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 2.02(b), OpenTV will include in each such Piggyback Registration all Registrable Securities with respect to which OpenTV receives written requests for inclusion therein within fifteen (15) days after the written notice from OpenTV is given.

            (b) Priority on Piggyback Registrations. If the proposed method of distribution in a Piggyback Registration is an underwritten public offering and the managing underwriter thereof determines that the inclusion of Registrable Securities would materially adversely affect the success of the offering, then OpenTV shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which Holders have requested inclusion hereunder as the underwriter shall permit after taking into account all of the securities to be offered by OpenTV for its own account, if any. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that OpenTV shall not exclude any Registrable Securities unless it has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities contractually entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2.02 shall be construed to limit any registration required under Section 2.01 hereof. If an

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offering in connection with which a Holder is entitled to registration under this Section 2.02 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by OpenTV, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other securities included in such underwritten offering.

            (c) Right to Terminate Piggyback Registration. OpenTV may, without the consent of any Holder, delay, suspend, abandon or withdraw any Registration Statement described in this Section 2.02 and any related proposed offering or other distribution in which any Holder has requested the inclusion of such Holder's Registrable Securities.

            Section 2.03. Obligations with Respect to Registration.

            (a) Obligations of OpenTV. If and whenever OpenTV is obligated by the provisions of Sections 2.01 or 2.02 of this Agreement to effect the registration of any Registrable Securities under the Securities Act, OpenTV shall:

            (i) subject to Sections 2.01(d) and 2.02(c), use reasonable efforts to cause the Registration Statement to remain effective, and to prepare and file with the Commission any amendments and supplements to the Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Prospectus current and in compliance in all material respects with the provisions of the Securities Act, during the Effectiveness Period;

            (ii) notify the Holders of Registrable Securities included in any such Registration Statement, (A) when a Registration Statement becomes effective, (B) when the filing of a post-effective amendment to a Registration Statement or supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (C) of any request by the Commission for any amendment of or supplement to a Registration Statement or any Prospectus relating thereto or for additional information and (D) of the entry of any stop order suspending the effectiveness of such Registration Statement or of the initiation of any proceedings for that purpose;

            (iii) furnish to each Holder of Registrable Securities included in any such Registration Statement a conformed copy of the Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Securities;

            (iv) register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Holders of Registrable Securities included in any such Registration Statement shall reasonably request, and do any and all other acts and things which may be necessary to enable each such Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that OpenTV shall in no event be required to

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      qualify to do business as a foreign corporation or a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Securities covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so; and

            (v) cause such Registrable Securities covered by a Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over the counter market on which the Class A Ordinary Shares are then listed or traded upon the sale of such Registrable Securities pursuant to such Registration Statement.

            (b) Obligations of Holders. OpenTV's obligations under this Agreement with respect to a Holder shall be conditioned upon such Holder's compliance with the following:

            (i) such Holder shall cooperate with OpenTV in connection with the preparation of the Registration Statement, and for so long as OpenTV is obligated to keep the Registration Statement effective, such Holder will provide to OpenTV, in writing, for use in the Registration Statement, all information regarding such Holder and such other information as may be necessary to enable OpenTV to prepare the Registration and Prospectus covering the Registrable Securities and to maintain the currency and effectiveness thereof;

            (ii) such Holder shall permit OpenTV, the proposed underwriters, agents or broker-dealers of the offering or other distribution and their respective representatives and agents to examine such documents and records and shall supply any information as they may reasonably request in connection with the offering or other distribution in which such Holder proposes to participate;

            (iii) such Holder shall enter into such agreements with OpenTV and any underwriter, broker-dealer or similar securities industry professional containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders, and will cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

            (iv) during such time as such Holder may be engaged in a distribution of the Registrable Securities, such Holder will comply with all applicable laws including but not limited to Regulation M promulgated under the Exchange Act and pursuant thereto will, among other things: (A) not engage in any stabilization activity in connection with the securities of OpenTV in contravention of such rules; (B) distribute the Registrable Securities owned by such Holder solely in the manner described in the Registration Statement; (C) cause to be furnished to each underwriter, agent or broker-dealer to or through whom the Registrable Securities owned by such Holder may be offered, or to the offeree if an offer is made directly by the Holder, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such underwriter, agent, broker-dealer or offeree; and (D)

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      not bid for or purchase any securities of OpenTV or attempt to induce any person to purchase any securities of OpenTV other than as permitted under the Exchange Act; and

            (v) on notice from OpenTV of the happening of any of the events specified in clauses (B), (C) or (D) of Section 2.03(a)(ii), or that, as set forth in Section 2.01(d), it requires the suspension by such Holder of the distribution of any of the Registrable Securities, then such Holder shall cease offering or distributing the Registrable Securities until such time as OpenTV notifies such Holder that offering and distribution of the Registrable Securities may recommence.

            Section 2.04. Expenses. Except as specifically provided herein, OpenTV shall pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to Sections 2.01 and 2.02. Each Holder of Registrable Securities included in a Registration Statement shall pay all fees and expenses of counsel for such Holder and all underwriting discounts and commissions, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to any Registration Statement.

            Section 2.05. Transfer of Registration Rights. Each Initial Holder shall have the right to transfer, by written agreement, any or all of its registration rights granted under Sections 2.01 and 2.02 to any of H. Chase Lenfest, H. F. Lenfest, or any trust for the benefit of either of them (each, a "Permitted Transferee"); provided, (i) that such Permitted Transferee must agree, in writing in form and substance reasonably satisfactory to OpenTV, to be bound by the terms and provisions of this Agreement (it being specifically understood that any Permitted Transferee's delivery of any Prospectus to purchasers of Registrable Securities shall be in accordance with the "Plan of Distribution" section of the Registration Statement and Prospectus); and (ii) that such transfer shall be effected in accordance with applicable securities laws and any agreements between OpenTV and the Initial Holders. Following any transfer or assignment made pursuant to this Section 2.05, the Initial Holders shall retain all rights under this Agreement with respect to the Registrable Securities that continue to be held by them.

            Section 2.06. Termination of Registration Rights. The registration rights granted pursuant to Section 2.02 and 2.03 of this Agreement shall terminate as to any Holder, at the earlier of (i) two years after the latest date on which such Holder received Registrable Securities, and (ii) such time as such Holder is able to sell all Registrable Securities held by such Holder pursuant to Rule 144(k).

            Section 2.07. Market Stand-off. Each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or any successor provision under the Securities Act, of any Registrable Securities during the period beginning fourteen days prior to any planned public sale or distribution of such securities of OpenTV (or, if later, two Business Days after such Holder has received written notice of such planned public sale or distribution) and ending on the date such securities are issued.

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                                   ARTICLE 3

                                INDEMNIFICATION

            Section 3.01. Indemnification By OpenTV. OpenTV agrees to indemnify and hold harmless to the fullest extent permitted by law each holder of Registrable Securities covered by a Registration Statement, its officers, directors and agents, and each Person, if any, who controls such holder of Registrable Securities within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus relating to the Registrable Securities (as amended or supplemented if OpenTV shall have furnished any amendments or supplements thereto) or any preliminary, summary or final Prospectus or any amendments or supplements thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and OpenTV will reimburse such holders of Registrable Securities for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage, liability or expense except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to OpenTV by such holder or on such holder's behalf in either such case expressly for use therein; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus, or in any Prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from (a) the fact that a current copy of the Prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that OpenTV has provided such Prospectus and it was the responsibility of such holder of Registrable Securities to provide such Person with a current copy of the Prospectus (or such amended or supplemented Prospectus, as the case may be) and such current copy of the Prospectus (or such amended or supplemented Prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense, (b) the use of any Prospectus by or on behalf of any holder of Registrable Securities more than 24 hours after OpenTV has notified such Person that such Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(c) the use of any Prospectus by or on behalf of any holder of Registrable Securities after such time as the obligation of OpenTV to keep the related Registration Statement effective has expired.

            Section 3.02. Indemnification By Holders Of Registrable Securities. Each holder of Registrable Securities included in any Registration Statement agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law (including without limitation reimbursement of OpenTV for any legal or any other expenses reasonably incurred by it in investigating or defending such loss, claim, damage, liability or expense) OpenTV, its officers, directors and agents and each Person, if any, who controls OpenTV within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from OpenTV to such holder of Registrable Securities in Section 3.01,

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but only (i) with respect to information furnished in writing by such holder of
Registrable Securities or on such holder's behalf, in either case expressly for use in any Registration Statement or Prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary, summary or final Prospectus or any amendments or supplements thereto or (ii) to the extent that any loss, claim, damage, liability or expense described in this
Section 3.02 results from (a) the fact that a current copy of the Prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such holder to provide such Person with a current copy of the Prospectus (or such amended or supplemented Prospectus, as the case may be) and such current copy of the Prospectus (or such amended or supplemented Prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense, (b) the use of any Prospectus by or on behalf of any holder of Registrable Securities more than 24 hours after OpenTV has notified such Person that such Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the use of any Prospectus by or on behalf of any holder of Registrable Securities after such time as the obligation of OpenTV to keep the related Registration Statement effective has expired.

            Section 3.03. Conduct Of Indemnification Proceeding. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Sections 3.01 or 3.02 (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of both parties by the same counsel would be inappropriate due to an actual conflict of interest between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to a single local counsel) at any time for all such Indemnified Parties. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Party who had the largest number of Registrable Securities included in such registration. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

            Section 3.04. Contribution. If the indemnification provided for hereunder is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between OpenTV on the one hand and each holder of Registrable Securities covered by a Registration Statement on the other, in such proportion as is appropriate to reflect the relative fault of OpenTV and of each such holder of Registrable Securities in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the OpenTV on the one hand and of each such holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            OpenTV, CAMS, StarNet and their respective Permitted Transferees agree that it would not be just and equitable if contribution pursuant to this
Section 3.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 4

                            MISCELLANEOUS PROVISIONS

            Section 4.01. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or telecopy (which is confirmed), or sent, postage prepaid, by express mail, or reputable overnight courier service (providing proof of delivery) and shall be deemed given when so delivered by hand, or telecopied, or one (1) Business Day after dispatch in the case of express mail or overnight courier service, to the parties at the following addresses (or at such other address for a party specified by like notice, provided that notice of a change of address shall be effective only upon receipt thereof) as follows:

            If to CAMS or StarNet, to:

            c/o StarNet, L.P.
            1332 Enterprise Drive, Suite 200
            West Chester, Pennsylvania 19380
            Attention:  H. Chase Lenfest, Sellers Representative
            Fax: (610) 429-4163
            with a required copy to (which shall not constitute notice):

            Thomas K. Pasch, General Counsel
            c/o The Lenfest Group
            Five Tower Bridge
            300 Barr Harbor Drive, Suite 460
            West Conshohocken, Pennsylvania 19428
            Fax:  (610) 940-0602

            If to OpenTV, to:

            OpenTV Corp.
            275 Sacramento Street
            San Francisco, California  94111
            Attention:  General Counsel
            Fax:  (415) 962-5300

            with a required copy to (which shall not constitute notice):

            Baker Botts L.L.P.
            30 Rockefeller Plaza
            New York, New York  10112
            Attention:  Lee D. Charles
            Fax: (212) 259-2505

            Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

            Section 4.02. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

            Section 4.03. Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or perform the provisions of this Agreement.

            Section 4.04. Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any other agreements.

            Section 4.05. No Third-Party Beneficiaries. Except as provided in Sections 3.01, 3.02, 3.03 and 3.04, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

            Section 4.06. Assignment. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors and assigns and, with respect to the Initial Holders, any of their respective Permitted Transferees. No assignment or transfer shall be effective hereunder unless and until the purported transferee executes and delivers an agreement, in form and substance reasonably acceptable to the parties, agreeing to be bound by the terms hereof.

            Section 4.07. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless consented to in writing by OpenTV and CAMS.

            Section 4.08. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provisions that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

            Section 4.09. Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

            Section 4.10. Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

            Section 4.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York.

            Section 4.12. Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State and City of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.01 as to giving notice hereunder shall be deemed effective service of process on such party.

            Section 4.13. Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity or pursuant to Section 2.04.

            Section 4.14. WAIVER OF JURY TRIAL. EACH OF OPENTV AND THE INITIAL HOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF OPENTV AND THE INITIAL HOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

                            [Signature page follows.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                   OPENTV CORP

                                   By:    /s/ James A. Chiddix
                                         ---------------------------------
                                   Name:  James A. Chiddix
                                   Title:

                                   CAM SYSTEMS, L.L.C.

                                   By:    /s/ H. Chase Lenfest
                                         ---------------------------------
                                   Name:  H. Chase Lenfest
                                   Title:

                                   STARNET, L.P.

                                   By:    /s/ H. Chase Lenfest
                                         ---------------------------------
                                   Name:  H. Chase Lenfest
                                   Title:

                         [Registration Rights Agreement]

                              PLAN OF DISTRIBUTION

            The Selling Stockholder, including some of its transferees who may later hold its interest in the securities covered by this prospectus and who are otherwise entitled to resell the securities using this prospectus, may sell the securities covered by this prospectus from time to time in any legal manner selected by the Selling Stockholder, including directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholder or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved. The Selling Stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale of the securities covered by this prospectus.

            The Selling Stockholder has advised us that the securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale and/or at negotiated prices. These sales may be effected in one or more transactions, including:

               -  on the Nasdaq National Market

               -  in the over-the-counter market;

               - in transactions otherwise than on the Nasdaq National Market or in the over-the-counter market; or

               -  any combination of the foregoing.

            The Selling Stockholder has advised us that it has not entered into any agreements, arrangements or understandings with any underwriter, broker-dealer or agent regarding the sale of its securities. However, we may be required, under the registration rights agreement relating to the securities being sold under this prospectus, to enter into customary underwriting and other agreements in connection with the distribution of the securities under this prospectus, subject to some limitations. For more information regarding the registration rights agreement, see "Selling Stockholders--Relationships with the Selling Stockholders--Registration Rights Agreement." The specific terms of any such underwriting or other agreement will be disclosed in a supplement to this prospectus filed with the SEC under Rule 424(b) under the Securities Act, or, if appropriate, a post-effective amendment to the registration statement of which this prospectus forms a part. The Selling Stockholder may sell any or all of the securities offered by it pursuant to this prospectus. In addition, there can be no assurance that the Selling Stockholder will not transfer, devise or gift the securities by other means not described in this prospectus.

            There can be no assurance that the Selling Stockholder will sell any or all of the securities pursuant to this prospectus. In addition, any securities covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

            The aggregate proceeds to the Selling Stockholder from the sale of the securities offered by it will be the purchase price of the securities less discounts and commissions, if any. If the securities are sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts and commissions and/or agent's commissions. We will not receive any of the proceeds from the sale of the securities covered by this prospectus.

            In order to comply with the securities laws of some states, if applicable, the securities may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the securities may not be sold unless they have been registered or qualified for sale or any exemption from registration or qualification requirements is available and is complied with.

            Any underwriters, broker-dealers or agents that participate in the sale of the securities may be deemed to be "underwriters" within the meaning of
Section 2(11) of the Securities Act. As a result, any profits on the sale of the securities by the Selling Stockholder and any discounts, commissions or concessions received by any such broker-dealers or agents may be deemed to be underwriting discounts and commissions under the Securities Act.

            To the extent required, the securities to be sold, the name of the Selling Stockholder, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus is a part.

            We have agreed to indemnify the Selling Stockholder and its directors, officers and controlling persons against certain liabilities, including specified liabilities under the Securities Act, or to contribute with respect to payments which the Selling Stockholder may be required to make in respect of such liabilities. The Selling Stockholder has agreed to indemnify us for liabilities arising under the Securities Act with respect to written information furnished to us by it or to contribute with respect to payments in connection with such liabilities.

            We have agreed to pay all of the costs, fees and expenses incident to our registration of the resale of the Selling Stockholder's securities, excluding any legal fees of the Selling Stockholder and commissions, fees and discounts of underwriters, brokers, dealers and agents.

            Under our registration rights agreement with the Selling Stockholder, we will use our reasonable efforts to keep the registration statement of which this prospectus is a part continuously effective, subject to customary suspension periods, until the earlier of ninety days from the effective date of such registration statement and the date on which the last of the securities covered by the registration statement are sold.

            Our obligation to keep the registration statement to which this prospectus relates effective is subject to specified, permitted exceptions. In these cases, we may suspend offers and sales of the securities pursuant to the registration statement to which this prospectus relates.

                                      A-2